        NUMBER                                               SHARES
         TIER               TIER TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR STATEMENTS RELATING
OF THE STATE OF CALIFORNIA                           TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY


This Certifies that                                          CUSIP

                                                                     EXHIBIT 4.1



is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK, NO PAR VALUE, OF

=========================== TIER TECHNOLOGIES, INC. ============================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:


     /s/ George K. Ross  [CORPORATE SEAL APPEARS HERE] /s/ James L. Bildner

  SENIOR VICE PRESIDENT AND                         CHAIRMAN OF THE BOARD AND
   CHIEF FINANCIAL OFFICER                           CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
           CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                       TRANSFER AGENT AND REGISTRAR

BY

                               AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT - __________Custodian____________________
TEN ENT - as tenants by the entireties                                   (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
          survivorship and not as tenants                              Act______________________________________
          in common                                                                     (State)

                                                     UNIF TRF MIN ACT - ___________Custodian (until age_____)
                                                                        (Cust)
                                                                      _____________under Uniform Transfers
                                                                        (Minor)
                                                                      to Minors Act____________________________
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                                      X _______________________________________

                                      X _______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guranteed


By_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GURANTEE, MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-18.